SUB-ITEM 77 Q(1) (a):  EXHIBITS

Federated High Yield Trust

Amendment #9
to the
Restated and Amended Declaration of Trust

dated April 29, 2010

	This Declaration of Trust is amended as follows:

	Strike the first paragraph of Section 5 of Article III and substitute in its place the following:

	Section 5.  Establishment and Designation of
Series or Class.

	Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes shall be and are established and designated as:

Federated Equity Advantage Fund
Class A Shares
Institutional Shares
Federated High Yield Trust
Class A Shares
Class C Shares
Class R6 Shares
Institutional Shares
Service Shares

	The undersigned hereby certify that the above stated Amendment is a true and correct Amendment to the Amended and Restated Declaration of Trust, as adopted by the Board of Trustees at a meeting on the 12th day of August, 2016.

	WITNESS the due execution hereof this 12th day of August, 2016.


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Federated High Yield Trust

Amendment #10
to the
Restated and Amended Declaration of Trust

dated April 29, 2010

	This Declaration of Trust is amended as follows:

	Strike the first paragraph of Section 5 of Article III and substitute in its place the following:

	Section 5.  Establishment and Designation of
Series or Class.

	Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes shall be and are established and designated as:

Federated Equity Advantage Fund
Class A Shares
Institutional Shares
Federated High Yield Trust
Class A Shares
Class C Shares
Class R6 Shares
Institutional Shares
Service Shares
Class T Shares

	The undersigned hereby certify that the above stated Amendment is a true and correct Amendment to the Amended and Restated Declaration of Trust, as adopted by the Board of Trustees at a meeting on the 16th day of February, 2017 to become effective on March 1, 2017.

	WITNESS the due execution hereof this 16th day of February, 2017.



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